                                                                                                                        EXHIBIT 99.1

                          Statement Under Oath of Principal Executive Officer and Principal Financial Officer
                                  Regarding Facts and Circumstances Relating to Exchange Act Filings

                                                   Enterprise Products Partners L.P.

I, O.S. Andras, the Principal Executive Officer of Enterprise Products GP, LLC, the General Partner of Enterprise Products Partners
L.P., state and attest that:

         (1)      To the best of my knowledge, based upon a review of the covered reports of Enterprise Products Partners L.P., and, except as corrected or supplemented in a subsequent covered report:

                        o  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
                        o  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2)      I have reviewed the contents of this statement with the Audit and Conflicts Committee of Enterprise Products GP,
                  LLC.

         (3)      In this statement under oath, each of the following, if filed on or before the date of this statement, is a
                  "covered report":

                        o  the Form 10-K of Enterprise Products Partners L.P. filed for fiscal 2001;
                        o  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Enterprise
                           Products Partners L.P. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
                        o  any amendments to any of the foregoing.

/s/ O.S. Andras
                                                     Subscribed and sworn to
O.S. Andras                                          before me this 9th day of
President and Chief Executive Officer of             August 2002.
Enterprise Products GP, LLC on behalf of
Enterprise Products Partners L.P.
Date:  August 9, 2002
                                                     /s/ Patty Watkins
                                                     Notary Public
                                                     State of Texas

                                                     My Commission Expires:   July 29, 2005

                                                     [NOTARY STAMP APPEARS HERE]

                                                                                                                        EXHIBIT 99.2

                          Statement Under Oath of Principal Executive Officer and Principal Financial Officer
                                  Regarding Facts and Circumstances Relating to Exchange Act Filings

                                                   Enterprise Products Partners L.P.

I, Michael A. Creel, the Principal Financial Officer of Enterprise Products GP, LLC, the General Partner of Enterprise Products
Partners L.P., state and attest that:

         (1)      To the best of my knowledge, based upon a review of the covered reports of Enterprise Products Partners L.P., and, except as corrected or supplemented in a subsequent covered report:

                        o  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
                        o  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2)      I have reviewed the contents of this statement with the Audit and Conflicts Committee of Enterprise Products GP,
                  LLC.

         (3)      In this statement under oath, each of the following, if filed on or before the date of this statement, is a
                  "covered report":

                        o  the Form 10-K of Enterprise Products Partners L.P. filed for fiscal 2001;
                        o  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Enterprise
                           Products Partners L.P. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
                        o  any amendments to any of the foregoing.

/s/ Michael A. Creel
                                                     Subscribed and sworn to
Michael A. Creel                                     before me this 9th day of
Executive Vice President and Chief Financial         August 2002.
Officer of Enterprise Products GP, LLC
on behalf of Enterprise Products Partners L.P.
Date:  August 9, 2002
                                                     /s/ Sheila M. Tormey
                                                     Notary Public
                                                     State of Texas

                                                     My Commission Expires:   May 21, 2006

                                                     [NOTARY STAMP APPEARS HERE]